(2_FIDELITY_LOGOS)FIDELITY

CONGRESS STREET
FUND
SEMIANNUAL REPORT
JUNE 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing strategies.

PERFORMANCE           4   How the fund has done over time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and outlook.

INVESTMENT CHANGES    8   A summary of major shifts in the fund's
                          investments over the past six months.

INVESTMENTS           9   A complete list of the fund's investments
                          with their market values.

FINANCIAL STATEMENTS  12  Statements of assets and liabilities, operations, and changes in net assets,
                          as well as financial highlights.

NOTES                 16  Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first half of 1998 drew to a close, benign inflation, low interest rates and moderate economic growth provided a solid foundation for strong stock and bond performance. Investors seemed to put concerns about the financial and economic turmoil in Asia aside for the most part, responding instead to stronger-than-expected corporate earnings and a sound domestic economy. The bond markets tended to benefit from the moderate growth in the economy and a historically low rate of inflation, as well their traditional status as a refuge from volatility in the equity markets.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998     PAST 6  PAST 1  PAST 5   PAST 10
                                MONTHS  YEAR    YEARS    YEARS

Fidelity Congress Street        11.32%  15.70%  159.35%  397.30%

S&P 500 (registered trademark)  17.71%  30.16%  182.41%  448.92%

Growth & Income Funds Average   12.11%  22.86%  139.00%  332.40%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a return of 5% over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 754 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998    PAST 1  PAST 5  PAST 10
                               YEAR    YEARS   YEARS

Fidelity Congress Street       15.70%  21.00%  17.40%

S&P 500                        30.16%  23.08%  18.56%

Growth & Income Funds Average  22.86%  18.93%  15.61%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Congress Street             S&P 500
             00024                       SP001
  1988/06/30      10000.00                    10000.00
  1988/07/31       9874.69                     9962.00
  1988/08/31       9685.61                     9623.29
  1988/09/30      10151.04                    10033.24
  1988/10/31      10365.85                    10312.17
  1988/11/30      10217.05                    10164.70
  1988/12/31      10331.08                    10342.59
  1989/01/31      11003.92                    11099.66
  1989/02/28      10739.14                    10823.28
  1989/03/31      10953.49                    11075.46
  1989/04/30      11621.75                    11650.28
  1989/05/31      12079.10                    12122.12
  1989/06/30      11928.05                    12053.02
  1989/07/31      13188.52                    13141.41
  1989/08/31      13195.48                    13398.98
  1989/09/30      13140.93                    13344.05
  1989/10/31      13143.25                    13034.46
  1989/11/30      13489.13                    13300.37
  1989/12/31      13876.26                    13619.58
  1990/01/31      12780.26                    12705.70
  1990/02/28      12960.15                    12869.61
  1990/03/31      13485.51                    13210.65
  1990/04/30      13262.74                    12880.38
  1990/05/31      14604.14                    14136.22
  1990/06/30      14809.90                    14040.10
  1990/07/31      14859.35                    13995.17
  1990/08/31      13650.92                    12730.00
  1990/09/30      12908.01                    12110.05
  1990/10/31      13004.49                    12057.98
  1990/11/30      13779.96                    12836.92
  1990/12/31      14233.68                    13195.07
  1991/01/31      14682.30                    13770.38
  1991/02/28      15754.00                    14754.96
  1991/03/31      16227.54                    15112.03
  1991/04/30      16206.35                    15148.30
  1991/05/31      16795.79                    15802.71
  1991/06/30      15979.69                    15078.94
  1991/07/31      16756.23                    15781.62
  1991/08/31      17361.33                    16155.65
  1991/09/30      17138.20                    15885.85
  1991/10/31      17580.68                    16098.72
  1991/11/30      17087.78                    15449.94
  1991/12/31      18869.85                    17217.41
  1992/01/31      18429.91                    16897.17
  1992/02/29      18388.99                    17116.83
  1992/03/31      18002.77                    16783.05
  1992/04/30      18318.65                    17276.48
  1992/05/31      18309.70                    17361.13
  1992/06/30      17908.58                    17102.45
  1992/07/31      18702.45                    17801.94
  1992/08/31      18403.78                    17437.00
  1992/09/30      18322.33                    17642.76
  1992/10/31      18225.36                    17704.51
  1992/11/30      18698.57                    18308.23
  1992/12/31      18754.01                    18533.42
  1993/01/31      18513.89                    18689.10
  1993/02/28      18751.38                    18943.27
  1993/03/31      19000.68                    19342.98
  1993/04/30      18755.32                    18874.88
  1993/05/31      19336.58                    19380.72
  1993/06/30      19174.81                    19436.93
  1993/07/31      18907.97                    19359.18
  1993/08/31      19608.91                    20092.89
  1993/09/30      19351.37                    19938.18
  1993/10/31      20040.36                    20350.90
  1993/11/30      20009.82                    20157.56
  1993/12/31      20263.87                    20401.47
  1994/01/31      20537.25                    21095.12
  1994/02/28      20340.63                    20523.44
  1994/03/31      19462.58                    19628.62
  1994/04/30      19470.66                    19879.87
  1994/05/31      19912.38                    20205.90
  1994/06/30      19263.48                    19710.85
  1994/07/31      20025.57                    20357.37
  1994/08/31      21011.24                    21192.02
  1994/09/30      20776.75                    20672.82
  1994/10/31      21328.89                    21137.95
  1994/11/30      20978.52                    20368.11
  1994/12/31      21450.77                    20670.17
  1995/01/31      22069.22                    21206.15
  1995/02/28      22827.41                    22032.55
  1995/03/31      23332.41                    22682.73
  1995/04/30      24195.76                    23350.74
  1995/05/31      25061.87                    24284.07
  1995/06/30      25699.48                    24848.19
  1995/07/31      26324.01                    25672.15
  1995/08/31      26248.39                    25736.59
  1995/09/30      27676.69                    26822.67
  1995/10/31      28023.96                    26726.92
  1995/11/30      29004.16                    27900.23
  1995/12/31      29738.02                    28437.59
  1996/01/31      30971.15                    29405.60
  1996/02/29      31250.05                    29678.19
  1996/03/31      31654.96                    29963.99
  1996/04/30      32024.47                    30405.66
  1996/05/31      33087.71                    31189.82
  1996/06/30      33418.47                    31308.66
  1996/07/31      32142.16                    29925.44
  1996/08/31      32523.76                    30556.57
  1996/09/30      34221.70                    32276.29
  1996/10/31      34466.10                    33166.47
  1996/11/30      36930.11                    35673.52
  1996/12/31      36376.47                    34966.83
  1997/01/31      38331.34                    37151.56
  1997/02/28      38937.28                    37442.83
  1997/03/31      37696.55                    35904.30
  1997/04/30      39261.89                    38047.79
  1997/05/31      41254.27                    40364.14
  1997/06/30      42982.78                    42172.45
  1997/07/31      45289.17                    45528.11
  1997/08/31      42122.43                    42977.63
  1997/09/30      44437.53                    45331.51
  1997/10/31      41714.05                    43817.44
  1997/11/30      44066.94                    45845.75
  1997/12/31      44673.06                    46632.92
  1998/01/31      45822.77                    47148.68
  1998/02/28      48173.44                    50549.04
  1998/03/31      49561.88                    53137.66
  1998/04/30      49781.57                    53672.23
  1998/05/31      48466.36                    52749.60
  1998/06/30      49729.94                    54892.29
IMATRL PRASUN   SHR__CHT 19980630 19980710 164605 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on June 30, 1988. As the chart shows, by June 30, 1998, the value of the investment would have grown to $49,730 - a 397.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,892 - a 448.92% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While U.S. equity markets did
not perform as well in the second
quarter as they did in the first, the
Standard & Poor's 500 Index -
a measure of the U.S. stock
market - still produced a return of
17.71% for the six-month period
that ended June 30, 1998. Recent
volatility in the U.S. equity markets
was triggered in part by renewed
concerns over corporate profits
and continued problems with
Asian economies and stock
markets. In mid-June, the major
U.S. indexes along with Asian
markets continued to sell off, driven
by the fear that problems with Asian
currencies and the Japanese
economy may take longer than
expected to be resolved.
Contributing to the decline were
concerns that Asia's crisis will
inhibit the earnings growth of
American companies. In typical
fashion, however, U.S. stocks
rebounded late in the period amid
news that the economy grew
stronger than expected - 5.4%
annually - with inflation at 1.1%, a
34-year low. Overall, market
sentiment during the past
six-month period was influenced by
the same factors that have
supported U.S. stock prices over
the past year - stable growth in
the U.S. economy, low interest
rates and low inflation.
An interview with Tim Heffernan, Portfolio Manager of Fidelity Congress Street Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the six months that ended June 30, 1998, the fund had a total return of 11.32%, trailing the 17.71% return of the Standard & Poor's 500 Index and the 12.11% return of the growth and income funds average tracked by Lipper Analytical Services. For the 12 months that ended June 30, 1998, the fund returned 15.70%, compared to 30.16% for the S&P 500 and 22.86% for the Lipper average.
Q. WHY DID THE FUND'S RETURN FALL SHORT OF THOSE OF THE INDEX AND THE
AVERAGE?
A. The fund's performance relative to both the index and the average was hurt because of its substantial underweighting in one of the strongest sectors during the first half of the year: finance. In addition, many of the fund's holdings underperformed comparable stocks in the index, especially in the technology sector. On the other hand, performance was helped by the fund's overweighting in the strong health sector compared to the S&P 500. Within that sector, drug stocks were especially strong performers and were well represented in the fund's holdings.
Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?
A. American Home Products and Merck were drug holdings that performed well. Pharmaceutical companies were attractive in virtue of their healthy pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. United Technologies' stock was bolstered when the company reported a 20% increase in first quarter earnings. Coca-Cola strengthened on investor optimism about the company's ongoing penetration of overseas markets, as well as the prospect of seasonal increases in demand for its beverage products with the approach of warmer weather. Investors were attracted to General Electric because of its consistent earnings growth and highly respected senior management.
Q. WHAT HOLDINGS WERE DISAPPOINTING?
A. Increasing competition from the low end of the personal computer and laser printer market, as well as overall slower sales for the industry, resulted in lower earnings and earnings prospects for Hewlett-Packard. Campbell Soup was weak because of a loss connected with a restructuring charge taken during the company's third quarter, which ended May 3, 1998. Motorola stock weakened in response to downgrades by several security analysts and the company's announcement that it would likely report a loss for the June 1998 quarter. Pricing pressures and weaker demand led to disappointing results for Motorola's cellular handset business. Philip Morris suffered because of a breakdown in settlement negotiations with the federal government over the company's liability for smoking-related death and illness. Finally, Boeing reported disappointing first quarter earnings related to the costs of ramping up production of its new 777 and Next-Generation 737 aircraft. The stock performed poorly as a result.
Q. WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR, TIM?
A. The economy continues to show surprisingly strong growth, interest rates have stabilized at low levels and inflation is virtually nonexistent. Thus, the overall backdrop for stocks is good. Corporate earnings must continue to be strong, however, for the market to keep advancing. The high price-to-earnings ratios we are seeing on some of the popular large-capitalization stocks will make it increasingly difficult for investors to justify the purchase of those stocks without stellar earnings growth. The shares of companies that report disappointing earnings will continue to be punished severely by market participants. Furthermore, multinational companies that derive a significant part of their revenues from Asia are feeling the effects of the slowdown in that region and, I believe, will continue to do so for at least the next few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1998

                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

General Electric Co.                 7.5          6.6

Merck & Co., Inc.                    6.4          5.5

Coca-Cola Co. (The)                  6.0          5.1

American Home Products Corp.         5.9          4.8

United Technologies Corp.            5.4          4.6

Exxon Corp.                          4.9          4.6

Johnson & Johnson                    4.8          4.7

Guidant Corp.                        4.3          4.3

Hewlett-Packard Co.                  4.2          4.8

GTE Corp.                            4.1          4.3


TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE MARKET SECTORS
                                                           6 MONTHS AGO

HEALTH                                        24.1         22.2

NONDURABLES                                   18.2         18.4

TECHNOLOGY                                    11.8         12.6

ENERGY                                        10.6         10.5

INDUSTRIAL MACHINERY & EQUIPMENT              8.2          7.2


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JUNE 30, 1998 AS OF DECEMBER 31, 1997
ROW: 1, COL: 1, VALUE: 96.3
ROW: 1, COL: 2, VALUE: 3.7
STOCKS  95.5%
SHORT-TERM
INVESTMENTS 4.5%
STOCKS  96.3%
SHORT-TERM
INVESTMENTS 3.7%
ROW: 1, COL: 1, VALUE: 95.5
ROW: 1, COL: 2, VALUE: 4.5

INVESTMENTS JUNE 30, 1998  (UNAUDITED)

SHOWING PERCENTAGE OF VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 96.3%

                                         SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 7.2%

Boeing Co.                                40,513                $ 1,805,361

United Technologies Corp.                 56,100                 5,189,250

                                                                 6,994,611

BASIC INDUSTRIES - 5.5%

CHEMICALS & PLASTICS - 0.5%

Eastman Chemical Co.                      8,793                  547,364

PAPER & FOREST PRODUCTS - 5.0%

International Paper Co.                   65,798                 2,829,314

Union Camp Corp.                          39,900                 1,980,038

                                                                 4,809,352

TOTAL BASIC INDUSTRIES                                           5,356,716

ENERGY - 10.6%

OIL & GAS - 10.6%

Chevron Corp.                             24,800                 2,059,950

Exxon Corp.                               66,000                 4,706,625

Mobil Corp.                               43,625                 3,342,766

Union Pacific Resources Group, Inc.       8,181                  143,679

                                                                 10,253,020

FINANCE - 0.5%

BANKS - 0.5%

Citicorp                                  3,000                  447,750

HEALTH - 24.1%

DRUGS & PHARMACEUTICALS - 15.0%

American Home Products Corp.              110,004                5,692,707

Lilly (Eli) & Co.                         18,236                 1,204,716

Merck & Co., Inc.                         45,886                 6,137,253

Pharmacia & Upjohn, Inc.                  32,260                 1,487,993

                                                                 14,522,669

MEDICAL EQUIPMENT & SUPPLIES - 9.1%

Guidant Corp.                             57,807                 4,122,362

Johnson & Johnson                         62,654                 4,620,733

                                                                 8,743,095

TOTAL HEALTH                                                     23,265,764

COMMON STOCKS - CONTINUED

                                         SHARES                 VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT - 8.2%

ELECTRICAL EQUIPMENT - 7.5%

General Electric Co.                      79,400                $ 7,225,397

POLLUTION CONTROL - 0.7%

Waste Management, Inc.                    20,000                 700,000

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                           7,925,397

MEDIA & LEISURE - 3.4%

PUBLISHING - 3.4%

Knight Ridder, Inc.                       60,000                 3,303,750

NONDURABLES - 18.2%

BEVERAGES - 8.5%

Anheuser-Busch Companies, Inc.            51,772                 2,442,991

Coca-Cola Co. (The)                       67,698                 5,788,179

                                                                 8,231,170

FOODS - 5.9%

Campbell Soup Co.                         58,911                 3,129,647

Heinz (H.J.) Co.                          42,859                 2,405,461

Vlasic Foods International, Inc. (a)      5,891                  118,556

                                                                 5,653,664

HOUSEHOLD PRODUCTS - 1.3%

Colgate-Palmolive Co.                     14,731                 1,296,328

TOBACCO - 2.5%

Philip Morris Companies, Inc.             60,000                 2,362,500

TOTAL NONDURABLES                                                17,543,662

TECHNOLOGY - 11.8%

COMPUTERS & OFFICE EQUIPMENT - 6.1%

Hewlett-Packard Co.                       67,200                 4,023,600

International Business Machines Corp.     16,422                 1,885,451

                                                                 5,909,051

ELECTRONICS - 2.8%

Motorola, Inc.                            51,200                 2,691,200

PHOTOGRAPHIC EQUIPMENT - 2.9%

Eastman Kodak Co.                         37,637                 2,749,853

TOTAL TECHNOLOGY                                                 11,350,104

COMMON STOCKS - CONTINUED

                                         SHARES                 VALUE (NOTE 1)

TRANSPORTATION - 0.4%

RAILROADS - 0.4%

Union Pacific Corp.                       9,660                 $ 426,248

UTILITIES - 6.4%

ELECTRIC UTILITY - 2.3%

Consolidated Edison, Inc.                 26,264                 1,209,786

Potomac Electric Power Co.                40,000                 1,002,500

                                                                 2,212,286

TELEPHONE SERVICES - 4.1%

GTE Corp.                                 71,838                 3,995,989

TOTAL UTILITIES                                                  6,208,275

TOTAL COMMON STOCKS                                 93,075,297
(Cost $14,661,846)



CASH EQUIVALENTS - 3.7%

                                                           MATURITY
                                                           AMOUNT

Investments in repurchase agreements (U.S. Treasury        $ 3,536,556                 3,536,000
obligations), in a joint trading account at 5.66%, dated
6/30/98 due 7/1/98

TOTAL INVESTMENT IN SECURITIES - 100%                                   $ 96,611,297
(Cost $18,197,846)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $18,197,846. Net unrealized appreciation aggregated $78,413,451, all of which was related to appreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $940,400 of which $940,000 and $400 will expire on December 31, 1999 and 2000, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                                         JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE              $ 96,611,297
AGREEMENTS OF $3,536,000) (COST $18,197,846) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                   755

DIVIDENDS RECEIVABLE                                                   141,934

 TOTAL ASSETS                                                          96,753,986

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                            $ 1,052

ACCRUED MANAGEMENT FEE                                       108,655

OTHER PAYABLES AND ACCRUED EXPENSES                          33,652

 TOTAL LIABILITIES                                                     143,359

NET ASSETS                                                            $ 96,610,627

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                       $ 18,601,932

DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME                        (17,754)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                     (387,002)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS              78,413,451

NET ASSETS, FOR 286,465 SHARES OUTSTANDING                            $ 96,610,627

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                   $337.25
PER SHARE ($96,610,627 (DIVIDED BY) 286,465 SHARES)



STATEMENT OF OPERATIONS
                                     SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                    $ 809,402
DIVIDENDS

INTEREST                                                              102,305

 TOTAL INCOME                                                         911,707

EXPENSES

MANAGEMENT FEE                                            $ 212,141

TRANSFER AGENT FEES                                        37,590

ACCOUNTING FEES AND EXPENSES                               30,415

NON-INTERESTED TRUSTEES' COMPENSATION                      252

CUSTODIAN FEES AND EXPENSES                                3,119

AUDIT                                                      17,486

LEGAL                                                      162

MISCELLANEOUS                                              153

 TOTAL EXPENSES BEFORE REDUCTIONS                          301,318

 EXPENSE REDUCTIONS                                        (451)      300,867

NET INVESTMENT INCOME                                                 610,840

REALIZED AND UNREALIZED GAIN (LOSS)                                   553,368
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON               8,737,551
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                       9,290,919

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 9,901,759
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                           SIX MONTHS ENDED  YEAR ENDED
                                                           JUNE 30, 1998     DECEMBER 31,
                                                           (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 610,840         $ 1,376,995
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                   553,368           15,998,653

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       8,737,551         238,686

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            9,901,759         17,614,334
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME    (643,887)         (1,333,915)

SHARE TRANSACTIONS

 REINVESTMENT OF DISTRIBUTIONS                              127,522           281,550

 COST OF SHARES REDEEMED                                    (677,788)         (20,005,272)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            (550,266)         (19,723,722)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   8,707,606         (3,443,303)

NET ASSETS

 BEGINNING OF PERIOD                                        87,903,021        91,346,324

 END OF PERIOD (INCLUDING (OVER) UNDER DISTRIBUTION OF     $ 96,610,627      $ 87,903,021
NET INVESTMENT INCOME OF $(17,754) AND $34,622,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    386               946

 REDEEMED                                                   (2,111)           (75,033)

 NET INCREASE (DECREASE)                                    (1,725)           (74,087)




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                              JUNE 30, 1998

                              (UNAUDITED)       1997      1996      1995      1994      1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 305.02          $ 252.14  $ 210.05  $ 155.04  $ 150.47  $ 142.93
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         2.13 D              4.57 D    4.48      4.45      4.29      3.73

 NET REALIZED AND              32.35               52.81     42.21     55.06     4.38      7.66
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         34.48               57.38     46.69     59.51     8.67      11.39
 OPERATIONS

LESS DISTRIBUTIONS             (2.25)              (4.50)    (4.60)    (4.50)    (4.10)    (3.80)
FROM NET INVESTMENT
INCOME

 IN EXCESS OF NET              -                   -         -         -         -          (.05)
 INVESTMENT INCOME

 TOTAL DISTRIBUTIONS           (2.25)              (4.50)    (4.60)    (4.50)    (4.10)    (3.85)

NET ASSET VALUE,              $ 337.25             $ 305.02  $ 252.14  $ 210.05  $ 155.04  $ 150.47
END OF PERIOD

TOTAL RETURN B, C              11.32%               22.81%    22.32%    38.63%    5.86%     8.05%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 96,611             $ 87,903  $ 91,346  $ 81,831  $ 61,307  $ 64,440
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO           .65% A                .65%      .67%      .67%      .60%      .61%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .65% A                .65%      .66% E    .67%      .60%      .61%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT        1.32% A              1.59%     1.92%     2.42%     2.82%     2.52%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        0%                   0%        0%        0%        0%        0%

AVERAGE COMMISSION            $ .0000               $ .0000   $ .0320
RATE F


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $595,273, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $23,397. For the period, the management fee rate was equivalent to an annualized rate of .45% of average net assets after the fee reduction. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2 and $449, respectively, under these arrangements.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
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Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
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